SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant’s Telephone Number- (360) 734-9900

Date of fiscal year end: November 30, 2004
Date of reporting period: November 30, 2004

Item 1. Reports to Stockholders.

Sextant Mutual Funds	(graphic omitted)

Fellow Shareowners:

2004, like 2003, was a profitable year for securities investors. Stocks provided solid gains, while the bond markets marked time as interest rates slowly rose.

Buoyed by consumer spending, more tax cuts, electioneering, and a very weak U.S. dollar, corporate earnings continued strong. Inflation, fueled by energy costs, began to rise. Consumer confidence is strong, buoyed by rising incomes. We expect the overnight bank rate to rise another 1% over the next year, and the red-hot housing sector is already feeling the chill. Economic growth is expected to continue into 2005, as businesses increase investment spending.

However, a number of our most closely watched stock market indicators are flagging caution, and we warn stock market investors to expect lesser returns in 2005.

The no-load Sextant Funds are designed to address a broad spectrum of investment needs. Again in 2004, Fund returns increased with higher risks, just as expected. All stress low operating expenses and employ a "fulcrum" advisory fee structure that rewards or penalizes Saturna Capital for investment results. For the fiscal year ended November 30, 2004, comparative total returns and percentile Morningstar category rankings (1 is best) are:

Sextant Fund	Total Return	vs. Morningstar	Total Return	12-mo. Rank (group size)*
Short-Term Bond	1.41%	Short-Term Bonds	1.88%	63 (323)
Bond Income	4.26%	Long-Term Bonds	6.12%	79 (65)
Growth	11.35%	Mid-Cap Growth	10.71%	49 (799)
International	17.11%	Foreign Large Blend	21.91%	87 (489)

Further information on each Fund is found in the following sections of this report. Operating expenses are well below industry averages. Further, the adviser has undertaken to entirely waive its affiliate’s portfolio equity brokerage commissions for calendar 2005. In the footnotes, you will notice another unusual feature of the Sextant funds: on average, over 22% of each Sextant Fund is owned by the trustees, officers, and their immediate families. Our portfolio managers welcome your comments and suggestions. We invite you to invest your money with ours.

Nicholas Kaiser, President	Phelps McIlvaine, Vice President
(Manager, Sextant Growth; Sextant International)	(Manager, Sextant Bond Income; Sextant Short-Term Bond)

*The 12-month Rank shows how each Fund ranks (from 1 best to 100 worst) in its Morningstar peer category for the year ended November 30, 2004 - please see next page for more performance information, or see back of brochure for Morningstar disclosure.

December 23, 2004

November 30, 2004 Annual Report	1

Additional Performance Information

Average Annual Total Returns (as of 12/31/2004)	1 year	5 years	10 years OR	Since inception on 9/28/1995
Sextant Growth Fund	16.44%	2.37%	12.44%^
Sextant International Fund	17.40%	1.39%		8.93%
Sextant Short-Term Bond Fund	0.96%	5.23%		5.08%
Sextant Bond Income Fund	4.52%	8.07%	7.30%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future performance. Mutual fund performance changes over time and currently may be significantly lower than stated. Recent performance and Morningstar rating data is published online at each month’s end. Please visit saturna.com or call Saturna Capital for current performance figures. Total returns are historical and include change in share value and reinvestment of dividends and capital gains, if any. Share price, yield and return will vary and you may have a gain or loss when you sell your shares. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Morningstar, Inc. is an independent fund performance monitor. Rankings are determined monthly from total returns by Morningstar, by category as determined by Morningstar. The overall Morningstar rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating. The average total return for a category is determined by Saturna Capital, utilizing the Morningstar database. Results are shown for twelve months because the Sextant Funds’ performance fees are based on the same period.

REPORT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Saturna Investment Trust

We have audited the accompanying statement of assets and liabilities of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund and Sextant International Fund, each a series of the Saturna Investment Trust, including the schedules of investments as of November 30, 2004, and the related statements of operations for the year then ended, and the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our auditsprovide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund, as of November 30, 2004, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Tait, Weller & Baker

Philadelphia, Pennsylvania
December 17, 2004

2	November 30, 2004 Annual Report

(graphic omitted)SEXTANT SHORT-TERM BOND FUND	INVESTMENTS
			As of November 30, 2004
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Banking
A	Bankers Trust sub notes	8.25% due 5/1/2005	$85,000	$86,976	3.9%
A-	Washington Mutual Financial	8.25% due 6/15/2005	75,000	76,820	3.4%
		SUB-TOTAL	160,000	163,796	7.3%

	Building Products
A-	Lowe's Companies	7.50% due 12/15/2005	70,000	72,725	3.2%

	Computer
AA-	Hewlett Packard	7.15% due 6/15/2005	70,000	71,348	3.2%

	Cosmetics & Toiletries
A	Avon Products	6.55% due 8/1/2007	95,000	101,158	4.5%

	Finance & Insurance
A	Allliance Capital Management	5.625% due 8/15/2006	65,000	66,744	3.0%
AAA	Federal Home Loan Mortgage Corp	3.00% due 8/18/2005	100,000	100,239	4.4%
BBB+	General Motors Accp't Corp	5.00% due 9/15/2009	50,000	48,229	2.1%
A+	International Finance AIG	5.75% due 10/15/2006	95,000	98,496	4.4%
A-	Lincoln National Insurance	7.25% due 5/15/2005	100,000	101,437	4.5%
		SUB-TOTAL	410,000	415,145	18.4%

	Machinery
A-	Rockwell Automation International	6.15% due 1/15/2008	95,000	100,253	4.4%

	Medical Drugs
A	Amgen	6.5% due 12/1/2007	90,000	95,303	4.2%
AAA	Bristol Myers Squibb	4.75% due 10/1/2006	90,000	91,825	4.1%
AAA	Pfizer	5.625% due 2/1/2006	100,000	102,990	4.6%
A-	Wyeth	7.90% due 2/15/2005	75,000	75,378	3.3%
		SUB-TOTAL	355,000	365,496	16.2%

	Oil & Gas
BBB+	Union Oil of California	7.20% due 5/15/2005	100,000	101,797	4.5%

	Publishing
A-	Tribune	6.875% due 11/1/2006	45,000	47,424	2.1%

	Telecommunications
AA-	Southwestern Bell	6.625% due 7/15/2007	95,000	101,744	4.5%
A-	Verizon Wireless Capital	5.375% due 12/15/20006	82,000	84,338	3.7%
		SUB-TOTAL	177,000	186,082	8.2%

	Utilities
AA-	Florida Power & Light	6.875% due 12/1/2005	95,000	98,155	4.4%
BBB	PSI Energy	7.85% due 10/15/2007	90,000	98,748	4.4%
A-	Sempra Energy	6.95% due 12/1/2005	92,000	94,704	4.2%
		SUB-TOTAL	277,000	291,607	13.0%

Total Investments		(Cost = $1,991,482)	$1,854,000	$1,916,831	85.0%
Other Assets (net of liabilities)				338,576	15.0%
Total Net Assets				$2,255,407	100.0%
*Ratings are the lesser of S&P or Moody's (unaudited)
November 30, 2004 Annual Report	3

(Graphic Omitted) FINANCIAL HIGHLIGHTS	SEXTANT SHORT-TERM BOND FUND

Selected data per share of capital stock outstanding throughout the year	For Year Ended November 30,
	2004	2003	2002	2001	2000
Net asset value at beginning of year	$5.09	$5.07	$5.10	$4.95	$4.92
Income from investment operations
Net investment income	0.19	0.23	0.27	0.26	0.27
Net gains or losses on securities (both realized and unrealized)	(0.12)	0.02	(0.02)	0.14	0.03
Total from investment operations	0.07	0.25	0.25	0.40	0.30
Less distributions
Dividends (from net investment income)	(0.19)	(0.23)	(0.28)	(0.25)	(0.27)
Total distributions	(0.19)	(0.23)	(0.28)	(0.25)	(0.27)
Net asset value at end of year	$4.97	$5.09	$5.07	$5.10	$4.95
Total Return	1.41%	5.00%	4.90%	8.37%	6.20%

Ratios / Supplemental Data
Net assets ($000), end of year	$2,255	$2,259	$2,177	$2,189	$2,555
Ratio of expenses to average net assets
Before fee waiver	1.14%	1.17%	1.14%	0.94%	1.02%
After fee waiver	0.58%	0.60%	0.93%	0.51%	0.61%
Ratio of net investment income after waivers to average net assets	3.80%	4.47%	5.23%	5.45%	5.45%

Portfolio turnover rate	37%	22%	28%	28%	12%

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2004

Assets
Bond investments (Cost $1,991,482)		$1,916,831
Cash		304,197
Interest receivable		35,117
Due from affiliates		3,320
	Total Assets		$2,259,465
Liabilities
Other Liabilities		4,058
	Total Liabilities		4,058

Net Assets			$2,255,407

Fund shares outstanding			454,105

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)		2,284,003
Accumlated net realized loss		(33,945)
Unrealized net appreciation on investments		5,349
	Net Assets applicable to Fund shares outstanding		$2,255,407
Net Asset Value, Offering and Redemption price per share			$4.97

(The accompanying notes are an integral part of these financial statements)

4	November 30, 2004 Annual Report

SEXTANT SHORT-TERM BOND FUND	STATEMENT OF OPERATIONS (Graphic Omitted)

		For the year ended November 30, 2004
Investment Income
Interest income		$134,538
Amortization of bond premium		(31,333)
Accretion		1,631
Miscellaneous income		30
	Gross investment income		$104,866

Expenses
Investment adviser and administration fees		15,034
Custodian fees		2,857
Audit fees		2,772
Filing and registration fees		2,680
Legal fees		1,912
Insurance		1,191
Printing and postage		566
Trustee fees		353
Other expenses		205
Total gross expenses		27,570
Less adviser fees waived		(11,573)
Less custodian fees waived		(2,047)
Net expenses			13,950
	Net investment income		90,916

Net realized loss on investments
Proceeds from sales		843,188
Less: cost of securities sold based on identified cost		847,610
	Realized net loss		(4,422)

Unrealized gain on investments
End of year		5,349
Beginning of year		62,732
Decrease in unrealized gain for the year			(57,383)
	Net realized and unrealized loss		(61,805)
Net increase in net assets resulting from operations			$29,111

(The accompanying notes are an integral part of these financial statements)

November 30, 2004 Annual Report	5

(Graphic Omitted) STATEMENT OF CHANGES IN NET ASSETS	SEXTANT SHORT-TERM BOND FUND

	Year ended	Year ended
	Nov. 30, 2004	Nov. 30, 2003
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income	$90,916	$101,861
Net realized gain (loss) on investments	(4,422)	6,196
Net decrease in unrealized appreciation	(57,383)	(795)
Net increase in net assets	29,111	107,262

Dividends to shareowners from
Net investment income	(90,916)	(101,962)

Fund Share transactions
Proceeds from sales of shares	610,686	551,793
Value of shares issued in reinvestment of dividends	90,739	100,884
	701,425	652,677
Cost of shares redeemed	(643,510)	(575,737)
Net increase in net assets	57,915	76,940
Total increase (decrease) in net assets	(3,890)	82,240

NET ASSETS
Beginning of year	2,259,297	2,177,057
End of year	$2,255,407	$2,259,297

Shares of the fund sold and redeemed
Number of shares sold	119,937	107,305
Number of shares issued in reinvestment of dividends	18,013	19,603
	137,950	126,908
Number of shares redeemed	(127,472)	(112,516)
Net increase in number of shares outstanding	10,478	14,392

(The accompanying notes are an integral part of these financial statements)

DISCUSSION OF SEXTANT SHORT-TERM BOND FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2004
For the fiscal year ending November 30, 2004, the Sextant Short-Term Bond Fund provided a total return of 1.45%. The share price moved in a range of $4.96 to $5.12, a maximum variation of 3.2%. The current thirty-day SEC yield rose to 3.27% from 2.65% at this time last year, consistent with rising short-term rates. The Fund ranked in the top 63% of 323 funds in the Morningstar “Short-term Bond” category. At November 30, 2004, the Fund's overall Morningstar category rating was 4-star, and “"above average"” for returns and “"average"for risk (see Morningstar, page 35).

The Fund's annual expense ratio decreased to 0.58% from 0.60%, reflecting management fee performance adjustments and the adviser's voluntary expense cap.

FACTORS AFFECTING PAST PERFOMANCE
Over the last twelve months, the Federal Reserve reversed its accommodative policy and raised the Federal Funds rate from 1.00% to 2.25% in “"measured"” response to a growing economy. Credit spreads narrowed further due to strong profits. Investment grade credits generally outperformed US Treasuries with similar maturities. The Fund remained overweight in investment grade corporate notes and added positions in US government agency paper.

6	November 30, 2004 Annual Report

Fund returns suffered slightly from a shorter than normal average maturity and a flattening yield curve where short maturity paper underperformed long maturity paper. Portfolio holdings table at November 30, 2004:

Ratings established	By Advisor	By Standard & Poor's	By Moody's Investor Services
AAA	9.0%	0.0%	9.0%
AA	3.4%	12.4%	7.8%
A	54.2%	53.2%	49.9%
BBB	18.7%	15.3%	18.7%
unrated	--	4.4%	0.0%
cash	14.7%	14.7%	14.7%

For the last five years, the Fund earned 5.22% annualized total return, ranking in the top 31% of 174 funds in its Morningstar category.

LOOKING FORWARD
We expect the US economy to grow 2% to 4% in 2005, and corporate profits to increase 7% to 14%. We expect the Federal Reserve to increase short-term rates to 3.5% and the yield curve to flatten further. The collapse of the US dollar, rising gold, commodity and energy prices all threaten future inflation. Continuing economic globalization limits the impact of these forces on domestic inflation. This could mean another year of positive real returns for the Fund.

MANAGEMENT FEE CALCULATIONS
The Sextant Short-Term Bond Fund calculates part of its management fee based on a comparison of the Fund's return to the average return of the Morningstar category Short-Term Bond. The Fund's 12-month return (1.45%) was within one percent of the Morningstar average (1.88%) on November 30, 2004. Therefore, no performance adjustment was made to the basic 0.60% annual management fee for the month of December 2004.

COMPARISON TO INDEX
Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund at its inception in September 1995, compared to a similar amount invested in the Salomon Brothers Gov/Corp Investment Grade Bond Index for maturities between one and three years. The graph shows that a $10,000 investment made on September 1995 would have risen to $15,818 in the Fund and $16,509 in the Index. The returns shown do not reflect the deduction of income taxes that an investor could pay on income received or the sale of profitable investments.

Sextant Short-Term Bond Fund vs. Salomon Gov/Corp 1-3 yr. (unaudited)

Fund Average Annual Returns
One Year 1.41%
Five Year 5.22%
Since Inception 5.12%

(graph omitted)

November 30, 2004 Annual Report	7

SEXTANT SHORT-TERM BOND FUND EXPENSES (unadited)
As a Sextant Short-Term Bond Fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. Nor do you incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as bank wires.

EXAMPLE
The example is based on an investment of $1,000 invested at the beginning of the fiscal year and held for the entire year [Friday, November 28, 2003 to Tuesday, November 30, 2004].

ACTUAL EXPENSES
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $9,400 account value divided by $1,000 = 9.4), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no IRA fees with the Sextant Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Sextant Funds do not have any such transactional costs). Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

SEXTANT SHORT-TERM BOND FUND

	Beginning Account Value [Friday, November 28, 2003]	Ending Account Value [Tuesday, November 30, 2004]	Expenses Paid During Period*
Actual (1.41% return after expenses)	$1,000.00	$1,014.10	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,044.40	$5.72

* Expenses are equal to Sextant Short-Term Bond Fund's annualized expense ratio of 0.56% (based on the most recent semi-annual period of June 1, 2004 through November 30, 2004), multiplied by the average account value of $1,007.25 over the period.

8	November 30, 2004 Annual Report

INVESTMENTS	SEXTANT BOND INCOME FUND (Graphic Omitted)
			As of November 30, 2004
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Automotive
BBB	Auto Zone	5.50% due 11/15/2015	$95,000	$91,996	3.5%

	Banking
A+	Chase Manhattan	7.125% due 6/15/2009	50,000	55,499	2.1%
A+	Citicorp	7.25% due 10/15/2011	50,000	57,781	2.2%
A-	Comerica Bank	7.125% due 12/1/2013	50,000	53,923	2.1%
A+	Norwest Financial	6.85% due 7/15/2009	50,000	55,501	2.1%
		SUB-TOTAL	200,000	222,704	8.5%

	Building Products
BBB+	Masco Corporation	7.125% due 8/15/2013	60,000	68,278	2.6%

	Chemicals
A-	Air Products & Chemicals	8.75% due 4/15/2021	50,000	61,746	2.3%

	Diversified Financial Services
AAA	General Electric Capital	8.125% due 5/15/2012	60,000	72,203	2.7%

	Electric Utilities
A-	Commonwealth Edison	7.50% due 7/1/2013	50,000	58,451	2.2%

	Electronics
A-	Koninlijke Phillips Electronics	7.25% due 8/15/2013	50,000	56,482	2.1%
BBB+	Sempra Energy	7.95% due 3/1/2010	50,000	57,120	2.2%
		SUB-TOTAL	100,000	113,602	4.3%

	Food
BBB+	Conagra	7.875% due 9/15/2010	50,000	58,545	2.2%
A+	Hershy Foods	6.95% due 8/15/2012	50,000	57,181	2.2%
A-	HJ Heinz	6.00 % due 3/15/2012	75,000	80,401	3.1%
		SUB-TOTAL	175,000	196,127	7.5%

	Insurance
A+	Allstate	7.50% due 6/15/2013	50,000	57,100	2.2%
A	Progressive	7.00% due 10/1/2013	75,000	82,808	3.1%
A+	XL Capital	6.50% due 1/15/2012	90,000	98,320	3.7%
		SUB-TOTAL	215,000	238,228	9.0%

	Investment Finance
A	Bear Stearns	3.5% due 6/27/2008	100,000	93,355	3.5%
AA-	Morgan Stanley Dean Witter	6.75% due 10/15/2013	50,000	55,221	2.1%
AA	Paine Webber Group	7.625% due 2/15/2014	50,000	58,327	2.2%
		SUB-TOTAL	200,000	206,903	7.8%

November 30, 2004 Annual Report	9

INVESTMENTS	SEXTANT BOND INCOME FUND (Graphic Omitted)
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Machinery
A	Caterpillar	9.375% due 8/15/2011	$40,000	$51,005	1.9%
A+	Dover	6.25% due 6/1/2008	70,000	74,738	2.8%
		SUB-TOTAL	110,000	125,743	4.7%

	Medical Supplies
A+	Becton Dickinson	7.15% due 10/1/2009	40,000	44,725	1.7%

	Oil & Gas
A	Baker Hughes	6.00% due 2/15/2009	70,000	74,411	2.8%
AA-	Texaco Capital	8.625% due 6/30/2010	40,000	48,264	1.8%
		SUB-TOTAL	110,000	122,675	4.6%

	Real Estate
BBB+	Archstone Smith	5.625% due 8/15/2014	50,000	49,895	1.9%

	Retailing
A	Dayton Hudson (Target Stores)	10.00% due 1/1/2011	50,000	63,818	2.4%
A	Lowe's Companies	8.25% due 6/1/2010	50,000	58,897	2.2%
A-	May Department Stores	8.00% due 7/15/2012	50,000	58,346	2.2%
AA	Wal-Mart Stores	7.25% due 6/1/2013	45,000	52,462	2.0%
		SUB-TOTAL	195,000	233,523	8.8%

	Telecommunications
AA-	GTE	6.90% due 11/1/2008	50,000	53,842	2.0%

	Transportation
BBB+	Southwest Airlines	6.50% due 3/1/2012	75,000	82,483	3.1%
A-	US Freightways	8.50% due 4/25/2010	50,000	57,690	2.2%
		SUB-TOTAL	125,000	140,173	5.3%

	US Government
AAA	Federal Home Loan Mortgage Corp	5% due 8/1/2009	100,000	100,126	3.8%
AAA	Federal National Mortgage Association	5% due 4/10/2015	100,000	99,455	3.8%
AAA	US Treasury Note	5.50% due 2/15/2008	225,000	239,834	9.1%
		SUB-TOTAL	425,000	439,415	16.7%

Total Investments		(Cost = $2,379,701)	$2,310,000	$2,540,229	96.1%
Other Assets (net of liabilities)				102,371	3.9%
Total Net Assets				$2,642,600	100.0%

*Ratings are the lesser of S&P or Moody's (unaudited)

10	November 30, 2004 Annual Report

FINANCIAL HIGHLIGHTS	SEXTANT BOND INCOME FUND (graphic omitted)

Selected data per share of capital stock outstanding throughout the year	For Year Ended November 30,
	2004	2003	2002	2001	2000
Net asset value at beginning of year	$5.07	$4.97	$4.81	$4.56	$4.59
Income from investment operations
Net investment income	0.22	0.22	0.26	0.30	0.29
Net gains or losses on securities (both realized and unrealized)	(0.01)	0.10	0.16	0.25	(0.03)
Total from investment operations	0.21	0.32	0.42	0.55	0.26
Less distributions
Dividends (from net investment income)	(0.22)	(0.22)	(0.26)	(0.30)	(0.29)
Total distributions	(0.22)	(0.22)	(0.26)	(0.30)	(0.29)
Net asset value at end of year	$5.06	$5.07	$4.97	$4.81	$4.56

Total return	4.26%	6.52%	9.02%	12.40%	6.05%

Ratios/supplemental data
Net assets ($000), end of year	$2,643	$2,272	$2,105	$1,965	$1,505
Ratio of expenses to average net assets
Before fee waiver	0.89%	1.15%	1.06%	1.06%	0.99%
After fee waiver	0.87%	0.97%	0.72%	0.34%	0.35%
Ratio of net investment income after waiver to average net assets	4.47%	4.29%	5.40%	6.71%	6.58%

Portfolio turnover rate	0%	0%	29%	30%	0%

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2004

Assets
Bond investments (cost $2,379,701)		$2,540,229
Cash		58,840
Interest receivable		43,691
Due from affiliates		2,457
Insurance reserve premium		400
	Total Assets		$2,645,617
Liabilities
Other Liabilities		3,017
	Total Liabilities		3,017
Net Assets			$2,642,600

Fund Shares Outstanding			522,676

Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		2,515,913
Accumlated net realized loss		(33,841)
Unrealized net appreciation on investments		160,528
	Net Assets applicable to Fund shares outstanding		$2,642,600
Net Asset Value, Offering and Redemption price per share			$5.06

(The accompanying notes are an integral part of these financial statements)

November 30, 2004 Annual Report	11

(graphic omitted) SEXTANT BOND INCOME FUND	STATEMENT OF OPERATIONS
		For the year ended November 30, 2004
Investment income
Interest income		$145,106
Amortization of bond premium		(12,233)
Accretion		466
	Gross investment income		$133,339
Expenses
Investment adviser and administration fees		10,560
Audit fees		2,682
Filing and registration fees		2,488
Insurance		2,019
Legal fees		1,968
Custodian fees		1,437
Printing and postage		619
Trustee fees		430
Other expenses		160
Total gross expenses		22,363
Less custodian fees waived		(667)
Net expenses			21,696
	Net investment income		111,643
Unrealized gain on investments
End of year		160,528
Beginning of year		169,117
Decrease in unrealized gain for the period			(8,589)
	Net realized and unrealized loss		(8,589)
Net increase in net assets resulting from operations			$103,054

STATEMENT OF CHANGES IN NET ASSETS

	Year ended	Year ended
	Nov. 30, 2004	Nov. 30, 2003
INCREASE IN NET ASSETS
From Operations
Net investment income	$111,643	$97,023
Net realized gain on investments	-	-
Net increase (decrease) in unealized appreciation	(8,589)	45,734
Net increase in net assets	103,054	142,757

Dividends to shareowners from
Net investment income	(111,643)	(97,200)

From tund share transactions
Proceeds from sales of shares	418,675	187,626
Value of shares issued in reinvestment of dividends	106,570	91,934
	525,245	279,560
Cost of shares redeemed	(146,179)	(158,167)
Net increase in net assets	379,066	121,393
Total increase in net assets	$370,477	$166,950

NET ASSETS
Beginning of year	2,272,123	2,105,173
End of year	$2,642,600	$2,272,123

Shares of the fund sold and redeemed
Number of shares sold	82,699	36,687
Number of shares issued in reinvestment of dividends	20,985	17,851
	103,684	54,538
Number of shares redeemed	(29,190)	(30,137)
Net increase in number of shares outstanding	74,494	24,401

(The accompanying notes are an integral part of these financial statements)

12	November 30, 2004 Annual Report

DISCUSSION OF SEXTANT BOND INCOME FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2004
For the fiscal year ending November 30, 2004, the Sextant Bond Income Fund returned 4.34%. At the end of the fiscal year, the Fund ranked in the top 79% of the 65 funds in the Morningstar “"Long-term Bond" category. At November 30, 2004, the Fund's overall Morningstar category rating was 2-star, and “"average" for returns and "average" for risk (see Morningstar, page 35).

The Fund's annual expense ratio decreased to 0.87% from 0.97%, reflecting management fee performance adjustments and growth in assets. The Fund's current thirty-day SEC yield is 3.73%, less than the 4.01% at the end of last year.

FACTORS AFFECTING PAST PERFORMANCE
Under normal circumstances, the Fund's policy is to maintain a dollar-weighted average maturity of ten years or more. However, with interest rate levels lower than they have been in over 40 years, the price risk of holding very long-term bonds is excessive in light of the Fund's capital preservation goal. While inflation is not yet rampant, the Fund's average effective maturity is conservatively being kept to less than 8 years. While we were early in reducing the average maturity, the Fund is now well-protected should the expected rise in interest rates materialize. The majority of the Fund's recent performance comes from an average portfolio maturity that was less than its Morningstar category during an extended period of low, long-term interest rates.

The table provides a summary of portfolio holdings as of November 30, 2004:

Ratings established	By Advisor	By Standar & Poor's	By Moody's Investor Services
AAA	19.4%	15.6%	19.4%
AA	10.4%	8.2%	12.5%
A	44.6%	50.0%	44.7%
BBB	22.1%	18.9%	19.9%
unrated	--	3.8%	0.0%
cash	3.5%	3.5%	3.5%

For the last five years, the Fund earned 5.22% annualized total return, ranking in the top 31% of 174 funds in its Morningstar category.

LOOKING FORWARD
We expect the US economy to grow 2% to 4% in 2005, and corporate profits to increase 7% to 14%. We expect the Federal Reserve to increase short-term rates to 3.5% and the yield curve to flatten further. The collapse of the US dollar, rising gold, commodity and energy prices all threaten future inflation. However, continuing economic globalization limits the impact of these forces on domestic inflation. Investment-grade bond spreads are historically narrow, however we do not expect this sector to underperform U.S. Treasury bonds during the coming year. The Fund continues to overweight high-grade corporate debt, and is adding U.S. Government agency positions. We anticipate another year of positive real returns in 2005.

MANAGEMENT FEE CALCULATIONS
The Sextant Bond Income Fund calculates its management fee based on a comparison of the Fund's return to the return of Morningstar's “"Long-term Bond" category. This category consists of mutual fund portfolios that “"focus on corporate and other investment grade issues with an average duration of more than six years or an effective average maturity of more than ten years." The Fund's +4.26% 12-month return was below that of the index (+6.12%) on November 30, 2004. Therefore, the basic 0.60%

November 30, 2004 Annual Report	13

management fee was decreased by 0.10%, to 0.50%, for the month of December 2004 because the Fund underperformed its benchmark index by more than 1% but less than 2%.

COMPARISON TO INDEX
Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in The Salomon Brothers Broad Investment-Grade Bond Index. The graph shows that the investment at the beginning of November 1994 would have risen to $20,637 in the Fund and $21,028 in the Index. The September 1995 changes in this Fund's investment policy limit the usefulness of this comparison. The returns shown do not reflect the deduction of income taxes that an investor could pay on income received or the sale of profitable investments.

Sextant Bond Income Fund vs. Salomon Broad Investment Grade Bond Index (unaudited)

Fund Average Annual Returns
One Year 4.26%
Five Year 7.65%
Ten Year 7.51%

(graph omitted)

14	November 30, 2004 Annual Report

SEXTANT BOND INCOME FUND EXPENSES (unaudited)
As a Sextant Bond Income Fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. Nor do you incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as bank wires.

EXAMPLE
The example is based on an investment of $1,000 invested at the beginning of the fiscal year and held for the entire year [Friday, November 28, 2003 to Tuesday, November 30, 2004].

ACTUAL EXPENSES
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $9,400 account value divided by $1,000 = 9.4), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no IRA fees with the Sextant Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Sextant Funds do not have any such transactional costs). Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

SEXTANT BOND INCOME FUND

	Beginning Account Value [Friday, November 28, 2003]	Ending Account Value [Tuesday, November 30, 2004]	Expenses Paid During Period*
Actual (4.26% return after expenses)	$1,000.00	$1,042.60	$9.40
Hypothetical (5% return before expenses)	$1,000.00	$1,040.80	$9.39

* Expenses are equal to Sextant Bond Income Fund's annualized expense ratio of 0.92% (based on the most recent semi-annual period of June 1, 2004 through November 30, 2004), multiplied by the average account value of $1,021.30 over the period.

November 30, 2004 Annual Report	15

INVESTMENTS	SEXTANT GROWTH FUND (graphic omitted)

		As of November 30, 2004
Issue	Number of Shares	Cost	Market Value	Percentage
Common Stocks

Banking
Frontier Financial	4,000	$90,207	$158,800	3.0%
Washington Mutual	6,750	44,124	274,792	5.2%
	SUB-TOTAL	134,331	433,592	8.2%
Computers
3 Com*	16,000	96,576	71,040	1.3%
Adobe Systems	4,800	50,490	290,688	5.4%
Apple Computer*	5,500	97,170	368,775	6.9%
Earthlink*	12,000	101,107	130,080	2.4%
Hewlett-Packard	4,000	81,320	80,000	1.5%
Intuit*	3,000	131,758	125,520	2.4%
Oracle*	8,000	28,059	101,920	1.9%
Phoenix Technologies Ltd.*	3,062	29,148	24,894	0.5%
	SUB-TOTAL	615,628	1,192,917	22.3%
Construction
Lowe's Companies	4,000	135,141	221,320	4.1%
Weyerhaeuser	2,000	93,867	132,800	2.5%
	SUB-TOTAL	229,008	353,320	6.6%
Electronics
Advanced Micro Devices*	10,000	41,708	212,800	4.0%
Agilent Technologies*	4,000	108,894	91,560	1.7%
Harman International Industries	1,500	114,354	184,725	3.5%
	SUB-TOTAL	264,956	489,085	9.2%
Food
Performance Food Group*	3,000	96,917	78,720	1.5%
PepsiCo	2,000	102,111	99,820	1.9%
	SUB-TOTAL	199,028	178,540	3.4%

Hotels & Motels
Westcoast Hospitality*	20,000	138,152	101,400	1.9%

Investments
Schwab (Charles)	20,415	9,117	220,074	4.1%

Machinery
Regal-Beloit	2,000	52,106	56,420	1.1%

Medical
Affymetrix*	3,000	60,231	101,850	1.9%
Amgen*	2,640	34,598	158,506	3.0%
Barr Laboratories*	4,500	159,489	175,185	3.3%
Bristol-Myers Squibb	4,500	121,892	105,750	2.0%
Caremark Rx*	4,000	92,592	143,000	2.7%
Ligand Pharmaceuticals*	5,000	56,430	56,000	1.0%
Lilly (Eli)	2,000	165,241	106,660	2.0%
Pharmaceutical Product Development*	7,500	67,174	315,825	5.9%
	SUB-TOTAL	757,647	1,162,776	21.8%
Metal Ores
Alcoa	3,000	104,233	101,940	1.9%
Phelps Dodge	1,330	76,218	129,249	2.4%
	SUB-TOTAL	180,451	231,189	4.3%
Oil &Gas
Noble*	3,000	54,457	145,350	2.7%

Publishing
Dow Jones & Co.	1,200	54,796	51,300	1.0%
Wiley (John) & Sons, Class A	3,400	74,233	113,390	2.1%
	SUB-TOTAL	129,029	164,690	3.1%

16	November 30, 2004 Annual Report

INVESTMENTS	SEXTANT GROWTH FUND (graphic omitted)

Issue	Number of Shares	Cost	Market Value	Percentage

Retail
Bed Bath & Beyond*	3,000	$100,051	$119,784	2.2%

Telecommunications
Sprint (FON Group)	1,300	24,114	29,653	0.6%
Trimble Navigation	4,500	106,214	142,065	2.7%
	SUB-TOTAL	130,328	171,718	3.3%

Utilities
FPL Group	2,200	134,107	154,726	2.9%
Idacorp	4,000	105,499	128,880	2.4%
	SUB-TOTAL	239,606	283,606	5.3%

Total Investments		$3,233,895	$5,304,461	99.5%
Other Assets (net of liabilities)			26,554	0.5%
Total Net Assets			$5,331,015	100.0%

*Non-income producing

November 30, 2004 Annual Report	17

FINANCIAL HIGHLIGHTS	SEXTANT GROWTH FUND (graphic omitted)

Selected data per share of capital stock outstanding throughout the year	For Year Ended November 30,

	2004	2003	2002	2001	2000
Net asset value at beginning of year	$12.91	$10.64	$11.90	$13.16	$12.68
Income from investment operations
Net investment income	0.01	(0.04)	(0.05)	(0.02)	(0.07)
Net gains or losses on securities (both realized and unrealized)	1.45	2.31	(1.21)	(1.24)	1.36
Total from investment operations	1.46	2.27	(1.26)	(1.26)	1.29
Less distributions
Dividends (from net investment income)	(0.01)	-	-	-	-
Distributions (from capital gains)	(0.16)	-	-	-	(0.81)
Total distributions	(0.17)	-	-	-	(0.81)
Net asset value at end of period	$14.20	$12.91	$10.64	$11.90	$13.16
Total Return	11.35%	21.31%	(10.51)%	(9.57)%	10.16%

Ratios / Supplemental Data
Net assets ($000), end of year	$5,331	$4,732	$3,373	$3,792	$3,862
Ratio of expenses to average net assets
Before fee waivers	0.80%	1.20%	1.17%	0.84%	1.11%
After fee waivers	0.78%	1.14%	1.11%	0.78%	1.05%
Ratio of net investment income to average net assets	0.12%	(0.40)%	(0.48)%	(0.18)%	(0.51)%

Portfolio turnover rate	8%	12%	15%	8%	20%

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2004

Assets
Investments (cost $3,233,895)		$5,304,461
Cash		29,157
Dividends receivable		2,839
Insurance reserve premium		1,214
	Total Assets		$5,337,671
Liabilities
Due to affiliates		3,878
Other liabilities		2,778
	Total Liabilities		6,656
Net Assets			$5,331,015

Fund Shares Outstanding			375,529

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)		3,259,272
Accumlated net investment income		1,177
Unrealized net appreciation on investments		2,070,566
	Net Assets applicable to Fund shares outstanding		$5,331,015
Net Asset Value, Offering and Redemption price per share			$14.20

(The accompanying notes are an integral part of these financial statements)

18	November 30, 2004 Annual Report

(Graphic Omitted) SEXTANT GROWTH FUND	STATEMENT OF OPERATIONS
		For the year ended November 30, 2004
Investment income
Dividend income		$44,734
Miscllaneous income		9
	Gross investment income		$44,743
Expenses
Investment adviser and administration fees		18,702
Audit fees		5,767
Filing and registration fees		4,108
Legal fees		3,863
Custodian fees		2,718
Insurance		2,496
Printing and postage		1,338
Trustee fees		760
Other expenses		382
Total gross expenses		40,134
Less custodian fees waived		(1,190)
Net expenses			38,944
	Net investment income		5,799
Net realized gain on investments
Proceeds from sales		354,534
Less cost of securities sold (based on identified cost)		262,875
	Realized net gain		91,659
Unrealized gain on investments
End of year		2,070,566
Beginning of year		1,615,709
Increase in unrealized gain for the year			454,857
	Net realized and unrealized gain		546,516
Net increase in net assets resulting from operations			$552,315

STATEMENT OF CHANGES IN NET ASSETS
	Year ended	Year ended
	Nov. 30, 2004	Nov. 30, 2003
INCREASE IN NET ASSETS
From Operations
Net investment income (loss)	$5,799	$(15,357)
Net realized gain on investments	91,659	29,017
Net increase in unealized appreciation	454,857	815,393
Net increase in net assets	552,315	829,053

Dividends to shareowners from
Net investment income	(4,662)	-
Capital gains distributions	(60,280)	-
	(64,902)	-

From fund share transactions
Proceeds from sales of shares	1,129,561	764,452
Value of shares issued in reinvestment of dividends	64,879	-
	1,194,440	764,452
Cost of shares redeemed	(1,082,914)	(234,506)
Net increase in net assets	111,526	529,946
Total increase in net assets	$598,939	$1,358,999

NET ASSETS
Beginning of year	4,732,076	3,373,077
End of year	$5,331,015	$4,732,076

Undistributed net investment income	1,177	-

Shares of the fund sold and redeemed
Number of shares sold	87,757	70,509
Number of shares issued in reinvestment of dividends	4,572	-
	92,329	70,509
Number of shares redeemed	(83,204)	(21,038)
Net increase in number of shares outstanding	9,125	49,471

(The accompanying notes are an integral part of these financial statements)

November 30, 2004 Annual Report	19

DISCUSSION OF SEXTANT GROWTH FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2004
For the fiscal year ending November 30, 2004, the Sextant Growth Fund gained 11.18%. Stock prices continued to rise during 2004. For the fiscal year, the broad S&P 500 Index gained a similar 11.85%, while the smaller-company NASDAQ Composite Index increased 7.50%. For the fiscal year, the Fund ranked in the top 49% of the 799 funds in the Morningstar Mid-cap Growth category. At November 30, 2004, the Fund's overall Morningstar category rating was 4-star, and “"above average" for returns and “"below average" for risk (see Morningstar, page 35).

FACTORS AFFECTING PAST PERFORMANCE
The economy in 2004 grew nicely. Earnings per share of the S&P 500 Index equities look to increase 20% for the calendar year, the best performance since 1993. As illustrated in the table, our portfolio is heavily weighted with computer (largest holdings Apple Computer and Adobe were up 221% and 47%, respectively) and medical (largest holding Pharmaceutical Product Development up 42%) issues. Banking issues were relatively weak, impacted by rising interest rates.

Industries
Computers	22.3%
Medical	21.8%
Electronics	9.2%
Banking	8.2%
Construction	6.6%
Utilities	5.3%
Metals	4.3%
Investments	4.1%
Food	3.4%
Telecommunications	3.3%
Publishing	3.1%
Oil & Gas	2.7%
Retail	2.2%
Miscellaneous (<2%)	3.5%

The Fund seeks long-term growth through investment in common stocks of U.S. domicled companies. It generally follows a value investment approach, favoring companies with good fundamentals and relatively low price/earnings ratios. This year's market recovery favored stocks of smaller companies and technology, which had declined the most in the three-year bear market that ended in the spring.

Income is not a consideration in portfolio selection; nevertheless, numerous companies in our portfolio instituted or increased dividend payouts in 2004.

LOOKING FORWARD
The volatility, risks and returns of the stock market will continue. The poor stock market performances of 2000 through 2002 were reversed in 2003 and 2004 as stocks again provided investors with strong investment returns. We are expecting a relatively weak stock market in 2005, at least in the first half of the year.

Remember, a long-term approach is the best opportunity to prosper: for the last ten years, the Fund provided a 12.10% average annualized total return and ranks in the top 28% of 159 funds in its Morningstar peer category*.

MANAGEMENT FEE CALCULATIONS
The Sextant Growth Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return in Morningstar's “Mid-Cap Growth” category. At November 30, 2004, the one-year return for this category average was +10.71%. Because the Fund's 12-month return outperformed this average by less than 1% at November 30, 2004, the adviser earned no bonus or penalty fee for the month of December 2004. The Fund’s total expense ratio, 0.78% was down substantially from

20	November 30, 2004 Annual Report

1.14% the previous year. Like all mutual funds, Sextant Growth Fund’s annual performance results are only stated after deduction of operating expenses.

The Fund is purchased directly by investors without any sales charges or dealers, which eliminated the risk of ethical lapses discovered at some broker-distributed equity mutual funds in the last two years. Popular “mutual fund supermarkets” operated by major brokerage firms generally do not sell Sextant mutual funds, because the adviser does not engage in “revenue sharing” with brokers or distributors.

COMPARISON TO INDEX
The line graph compares Sextant Growth Fund's performance to that of a broad-based stock market index, the Standard & Poor's 500 Index. Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareholders on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund at November 30, 1994 (ten years ago), compared to a similar amount invested in Standard & Poor's 500 Index. The graph shows that the investment in the Fund would have risen to $31,348 versus $30,678 in the Index. The 1995 changes in this Fund’s investment objectives and policies limit the usefulness of this comparison.

Sextant Growth Fund vs. S&P 500 Index (unaudited)

Fund Average Annual Returns
One Year 11.35%
Five Year 3.76%
Ten Year 12.10%

(graph omitted)

November 30, 2004 Annual Report	21

SEXTANT GROWTH FUND EXPENSES
As a Sextant Growth Fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. Nor do you incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as bank wires.

EXAMPLE
The example is based on an investment of $1,000 invested at the beginning of the fiscal year and held for the entire year [Friday, November 28, 2003 to Tuesday, November 30, 2004].

ACTUAL EXPENSES
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $9,400 account value divided by $1,000 = 9.4), then multiply the result by the number in the first line under heading entitled “"Expenses Paid During Year" to estimate the expenses you paid on your account during this fiscal year. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds and other fund. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no IRA fees with the Sextant Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Sextant Funds do not have any such transactional costs). Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

SEXTANT GROWTH FUND

	Beginning Account Value [Friday, November 28, 2003]	Ending Account Value [Tuesday, November 30, 2004]	Expenses Paid During Period*
Actual (11.35% return after expenses)	$1,000.00	$1,113.50	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,041.20	$8.98

* Expenses are equal to Sextant Growth Fund's annualized expense ratio of 0.88% (based on the most recent semi-annual period of June1, 2004 through November 30, 2004), multiplied by the average account value of $1,059.40 over the period.

22	November 30, 2004 Annual Report

INVESTMENTS	SEXTANT INTERNATIONAL FUND (Graphic Omitted)
			As of November 30, 2004
Issue	Number of Shares	Cost	Market Value	Country	Percentage
Common Stocks

Aircraft
Embraer Aircraft ADR	1,713	$38,169	$47,913	Brazil	2.3%

Automotive
Nissan Motor ADR	2,000	30,085	42,000	Japan	2.0%

Banking and Financial
Aegon NV ADR	2,292	19,736	28,398	Netherlands	1.4%
AXA ADS	3,000	59,784	70,350	France	3.4%
Banco Bilbao Vizcaya ADS	1,800	7,702	29,484	Spain	1.4%
ING Groep ADS	1,523	36,134	41,776	Netherlands	2.0%
Toronto-Dominion Bank	1,400	18,159	56,294	Canada	2.8%
	SUB-TOTAL	141,515	226,302		11.0%
Building Materials
CRH plc ADR	2,000	23,075	50,040	Ireland	2.4%
Hanson plc ADR	1,100	33,055	44,242	UK	2.2%
James Hardie Industries NV ADS	1,000	25,561	22,350	Australia	1.1%
	SUB-TOTAL	81,691	116,632		5.7%
Computers
Business Objects ADS*	6,000	19,570	139,680	France	6.8%
Dassault Systems ADR	1,000	28,380	51,590	France	2.5%
Sina*	1,200	28,325	44,316	China	2.2%
	SUB-TOTAL	76,275	235,586		11.5%
Consumer Products
Allied Domecq plc	1,200	40,576	48,024	UK	2.3%
Coca-Cola Femsa ADS	1,500	9,750	32,730	Mexico	1.6%
	SUB-TOTAL	50,326	80,754		3.9%
Electronics
Epcos AG ADS	2,500	57,307	39,800	Germany	1.9%
Sony ADR	1,000	47,517	36,370	Japan	1.8%
	SUB-TOTAL	104,824	76,170		3.7%
Hotels
Fairmont Hotels & Resorts	1,100	24,385	34,122	Canada	1.7%

Medical-Drugs
Glaxo Smithkline plc ADR	400	9,800	17,016	UK	0.8%
Novartis AG ADR	1,000	45,177	48,050	Switzerland	2.3%
Serono SA ADR	2,000	29,761	32,160	Switzerland	1.6%
	SUB-TOTAL	84,738	97,226		4.7%
Metals & Mining
Potash Corp. of Saskatchewan	1,000	34,234	76,580	Canada	3.7%
Rio Tinto plc ADS	500	31,175	58,795	UK	2.9%
	SUB-TOTAL	65,409	135,375		6.6%

November 30, 2004 Annual Report	23

(Graphic Omitted) SEXTANT INTERNATIONAL FUND	INVESTMENTS
Issue	Number of Shares	Cost	Market Value	Country	Percentage

Oil & Gas Production
EnCana	1,000	$35,020	$57,030	Canada	2.8%
Repsol-YPF ADR	2,000	43,592	48,720	Spain	2.4%
Total Fina Elf ADR	500	21,864	54,800	France	2.7%
	SUB-TOTAL	100,476	160,550		7.9%
Paper Products
Metso ADS	2,100	22,802	33,810	Finland	1.6%
UPM-Kymmene Oyj ADS	2,000	34,399	45,260	Finland	2.2%
	SUB-TOTAL	57,201	79,070		3.8%
Photographic Equipment
Canon ADR	1,000	23,426	50,170	Japan	2.4%
Fuji Photo Film ADR	400	10,050	14,092	Japan	0.7%
	SUB-TOTAL	33,476	64,262		3.1%
Real Estate
Intrawest	1,200	21,840	24,000	Canada	1.2%

Telecommunications
America Movil ADR	2,000	29,725	93,420	Mexico	4.6%
BCE	1,600	30,119	38,800	Canada	1.9%
British Sky Broadcasting ADS	450	11,063	19,152	UK	0.9%
PT Indosat ADR	1,000	20,952	31,840	Indonesia	1.6%
SK Telecom ADS	1,500	27,761	33,975	Korea	1.6%
Telefonica ADS	586	12,058	30,794	Spain	1.5%
Telefonos de Mexico ADS	1,000	35,170	35,010	Mexico	1.7%
	SUB-TOTAL	166,848	282,811		13.8%
Transportation
Canadian Pacific Railway Ltd.	1,200	20,338	39,288	Canada	1.9%
Lan Airlines ADS	3,500	24,636	95,585	Chile	4.7%
	SUB-TOTAL	44,974	134,873		6.6%
Utilities-Electric
Enel ADS	800	35,372	35,752	Italy	1.7%
Enersis ADS	4,000	37,125	29,880	Chile	1.5%
Korea Electric Power ADS	2,000	31,961	26,960	Korea	1.3%
	SUB-TOTAL	104,458	92,592		4.5%
Utilities-Gas
Transport de Gas del Sur ADR*	1,500	18,808	7,785	Argentina	0.4%

Total Investments		$1,245,498	$1,938,023		94.4%
Other Assets (net of liabilities)			114,539		5.6%
Total Net Assets			$2,052,562		100.0%

* Non-income producing

24	November 30, 2004 Annual Report

FINANCIAL HIGHLIGHTS	SEXTANT INTERNATIONAL FUND (graphic omitted)

Selected data per share of capital stock outstanding throughout each year
	For Year Ended November 30,
	2004	2003	2002	2001	2000
Net asset value at beginning of year	$8.05	$6.07	$7.24	$8.52	$8.32
Income from investment operations
Net investment income	0.03	0.05	0.02	0.04	0.43
Net gains or losses on securities (both realized and unrealized)	1.35	1.97	(1.16)	(1.30)	0.20
Total from investment operations	1.38	2.02	(1.14)	(1.26)	0.63
Less distributions
Dividends (from net investment income)	(0.03)	(0.04)	(0.03)	(0.02)	(0.43)
Distributions (from capital gains)	-	-	-	-	-
Total distributions	(0.03)	(0.04)	(0.03)	(0.02)	(0.43)
Net asset value at end of year	$9.40	$8.05	$6.07	$7.24	$8.52

Total return	17.11%	33.23%	(15.80)%	(14.80)%	7.62%

Ratios/supplemental data
Net assets ($000), end of year	$2,053	$1,650	$1,150	$1,445	$1,736
Ratio of expenses to average net assets
Before fee waivers	1.22%	1.29%	1.36%	1.37%	1.36%
After fee waivers	1.10%	1.10%	1.17%	1.17%	1.20%
Ratio of net investment income after waiver to average net assets	0.31%	0.75%	0.20%	0.34%	4.74%

Portfolio turnover rate	7%	4%	4%	6%	11%

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2004

Assets
Investments (cost $1,245,498)		$1,938,023
Cash		117,060
Dividends receivable		2,587
	Total Assets		$2,057,670

Liabilities
Other Liabilities		4,114
Due to affiliates		994
	Total Liabilities		5,108

Net Assets			$2,052,562

Fund shares outstanding			218,259

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)		1,533,361
Accumulated net investment income		2,020
Accumulated net realized loss		(175,344)
Unrealized net appreciation on investments		692,525
	Net Assets applicable to Fund shares outstanding		$2,052,562

Net Asset Value, Offering and Redemption price per share			$9.40

(The accompanying notes are an integral part of these financial statements)

November 30, 2004 Annual Report	25

(graphic omitted) SEXTANT INTERNATIONAL FUND	STATEMENT OF OPERATIONS
		For the year ended November 30, 2004

Investment income
Dividend income (net foreign taxes of $4,734)		$27,143
Miscellaneous income		26
	Gross investment income		$27,169

Expenses
Investment adviser and administration fees		11,159
Filing and registration fees		4,057
Custodian fees		2,917
Audit fees		2,204
Legal fees		1,500
Insurance		870
Printing and postage		467
Trustee fees		327
Other expenses		139
Total gross expenses		23,640
Less custodian fees waived		(2,405)
Net expenses			21,235
	Net investment income		5,934

Net realized gain on investments
Proceeds from sales		121,344
Less cost of securities sold (based on identified cost)		120,884
	Realized net gain		460

Unrealized gain on investments
End of year		692,525
Beginning of year		413,043
Increase in unrealized gain for the year			279,482
	Net realized and unrealized gain		279,942

Net increase in net assets resulting from operations			$285,876

STATEMENT OF CHANGES IN NET ASSETS
	Year ended	Year ended
	Nov. 30, 2004	Nov. 30, 2003
INCREASE IN NET ASSETS
From Operations
Net investment income	$5,934	$9,508
Net realized gain (loss) on investments	460	(30,670)
Net increase in unealized appreciation	279,482	418,990
Net increase in net assets	285,876	397,828

Dividends to shareowners from
Net investment income	(5,876)	(7,547)

From fund share transactions
Proceeds from sales of shares	652,936	222,528
Value of shares issued in reinvestment of dividends	5,863	7,529
	658,799	230,057
Cost of shares redeemed	(535,868)	(121,076)
Net increase in net assets from share transactions	122,931	108,981
Total increase in net assets	$402,931	$499,262

NET ASSETS
Beginning of year	1,649,631	1,150,369
End of year	$2,052,562	$1,649,631

Undistributed net investment income	-	1,962

Shares of the fund sold and redeemed
Number of shares sold	75,589	32,286
Number of shares issued in reinvestment of dividends	624	935
	76,213	33,221
Number of shares redeemed	(62,906)	(17,938)
Net increase in number of shares outstanding	13,307	15,283

(The accompanying notes are an integral part of these financial statements)

26	November 30, 2004 Annual Report

DISCUSSION OF SEXTANT INTERNATIONAL FUND PERFORMANCE	(unaudited)

FISCAL YEAR 2004
For the fiscal year ended November 30, 2004, the Sextant International Fund returned +17.11%. The comparable AMEX International Index did better, gaining 23.87%. At the end of this latest fiscal year, the Fund ranked in the 87th percentile of the 489 funds in Morningstar’s peer Foreign Large Blend category†. Still, the Fund’s overall Morningstar category rating was 4-star, and “average” for returns and “high” for risk (see Morningstar, page 35).

FACTORS AFFECTING PAST PERFORMANCE
The US dollar dropped precipitously during 2004, a risk that our foreign investments mitigates for US investors. Fund is diversified across industries and countries, as shown in these tables:

Industries		Countries
Telecommunications	13.8%	Canada	15.8%
Computers	11.5%	France	15.3%
Banking	11.0%	United Kingdom	9.1%
Oil & Gas	7.9%	Mexico	7.8%
Metals & Mining	6.6%	Japan	6.9%
Transportation	6.6%	Chile	6.1%
Building Materials	5.7%	Cash	5.6%
Cash	5.6%	Spain	5.3%
Medical - Drugs	4.7%	Switzerland	3.9%
Utilities - Electric	4.5%	Finland	3.8%
Consumer Products	3.9%	Netherlands	3.4%
Paper & Products	3.8%	Korea	2.9%
Electronics	3.7%	Ireland	2.4%
Photography	3.1%	Brazil	2.3%
Aircraft	2.3%	China	2.1%
Automotive	2.0%	Other (under 2%)	7.3%
Other (under 2%)	3.3%

Our portfolio is more heavily invested in Europe and Canada than Asia, which generally hurt results. Commodity prices increased, bringing substantial appreciation to our cyclical and resource-based issues. Computer issues did well, but telecommunications (our largest industry) underperformed. Banks also did poorly as interest rates increased and insurers suffered from hurricanes and other losses. Oil and gas producers appreciated sharply, in response to the rise in energy prices.

November 30, 2004 Annual Report	27

LOOKING FORWARD
The Sextant International Fund is broadly diversified in growing companies headquartered outside the United States. We continue our focus on larger companies, which tend to be more stable over time.

MANAGEMENT FEE CALCULATIONS
The Sextant International Fund calculates part of its management fee based on a comparison of the Fund’s return to the average return of the Morningstar fund category “Foreign Large Blend”. At November 30, 2004, the one-year return for this category average was 21.91%. Because the Fund's 12-month return underperformed this average by more than 4% at November 30, 2004, a performance penalty of 0.30% was subtracted from the basic 0.60% annual management fee for the month of December 2004. The total expense ratio remained unchanged from the prior year at 1.10%.

COMPARISON TO INDEX
Comparison of any fund to an index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in the AMEX International Index. This capitalization-weighted index averages 50 American Depository Receipts (ADRs) of large worldwide companies, and reflects the types of securities in which Sextant International Fund invests. The graph shows that a $10,000 investment made on September 1995 would have risen to $20,869 in the Fund and $14,645 in the Index.

Sextant International Fund vs. AMEX International Index (unaudited)

Fund Average Annual Returns
One Year 17.11%
Five Year 3.79%
Since Inception 8.34%

(graph omitted)

28	November 30, 2004 Annual Report

SEXTANT INTERNATIONAL FUND EXPENSES
As a Sextant International Fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. Nor do you incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as bank wires.

EXAMPLE
The example is based on an investment of $1,000 invested at the beginning of the fiscal year and held for the entire year [Friday, November 28, 2003 to Tuesday, November 30, 2004].

ACTUAL EXPENSES
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $9,400 account value divided by $1,000 = 9.4), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no IRA fees with the Sextant Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Sextant Funds do not have any such transactional costs). Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

SEXTANT INTERNATIONAL FUND

	Beginning Account Value [Friday, November 28, 2003]	Ending Account Value [Tuesday, November 30, 2004]	Expenses Paid During Period*
Actual (17.11% return after expenses)	$1,000.00	$1,171.10	$11.94
Hypothetical (5% return before expenses)	$1,000.00	$1,039.00	$11.44

* Expenses are equal to Sextant International Fund's annualized expense ratio of 1.10% (based on the most recent semi-annual period of June 1, 2004 through November 30, 2004), multiplied by the average account value of $1,085.55 over the period.

November 30, 2004 Annual Report	29

NOTES TO FINANCIAL STATEMENTS

Note 1 -Organization
Saturna Investment Trust (the “Trust”) was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Five portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund, and Sextant International Fund (the “Funds”), and Idaho Tax-Exempt Fund, distributed through a separate prospectus and the results of which are contained in a separate report.

The investment goals of the Growth and International Funds are long-term capital growth. The investment goals of the Bond Income and Short-Term Bond Funds are current income, with Short-Term Bond having the additional goal of capital preservation.

Note 2 -Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Security Valuation:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which quotations are not readily available are adjusted to fair value as determined in good faith under the supervision of the trustees.

Fixed-income securities for which there are no publicly available market quotations are valued using a matrix based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under fair value policies established by the Trustees. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Federal income taxes:
The Funds policies are to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all their taxable income to their shareowners. Therefore, no provisions for Federal income taxes are required.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends are paid daily and distributed on the last business day of each month. For the Sextant Growth Fund and Sextant International Fund, dividends are payable at the end of each November. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:
The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. ..
Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Cash dividends from equity securities are recorded as income on the ex-dividend date.
Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Note 3 -Transactions with Affiliated Persons
Under a contract approved by shareowners on September 28, 1995, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct Trust business. Each of the Funds pays the Adviser a base Investment Advisory and Administrative Services Fee of .60% of average net assets per annum, payable monthly.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index. Performance Adjustment for Sextant Short-Term Bond Fund and Sextant Bond Bond Income Fund:

For each month in which either of these Funds’ total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year.

If the outperformance or underperformance is 2% or

30	November 30, 2004 Annual Report

more, then the adjustment is at the annual rate of .20%.

Performance adjustment for Sextant Growth Fund and Sextant International Fund:

For each month in which either of these Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund’s average daily net assets for the preceding year.

If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%.
If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Short-Term Bond Fund to 0.60% through March 31, 2005 and waives its investment advisory and administrative fee as to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely so long as assets of either Fund are less than $2 million.

For the year ended November 30, 2004, Sextant Short-Term Bond Fund incurred advisory expenses of $15,034. Sextant Bond Income Fund and Sextant Growth Fund incurred advisory expenses of $10,560 and $19,932, respectively. Sextant International Fund incurred advisory expenses of $11,159.

In accordance with the expense waiver noted above, for the year ended November 30, 2004, Saturna Capital waived $11,532 of the Sextant Short-Term Bond Fund advisory fee.

In accordance with the Funds’ custodian agreements with National City Bank Indiana, for the year ended November 30, 2004, custodian fees for Short-Term Bond, Bond Income, Growth, and International were $2,047, $667, $2,420, and $2,405, respectively. The custodian waived its fees for earnings credits.

One trustee, who also serves as the president of the Trust, is a director and president of the Adviser. On November 30, 2004, the trustees, officers and their immediate families as a group owned 26.7%, 18%, 15.2% and 29% of the outstanding shares of Short-Term Bond, Bond Income, Growth and International, respectively.

The four unaffiliated trustees receive $200 per Board or committee meeting attended, plus travel expenses. The Trust paid the Independent Trustees $2,400 to attend meetings during the fiscal year. New regulations in 2004 required the Trust to designate a Chief Compliance Officer; Mr. Winship was retained by the Trust and paid $6,250 during the fiscal year. The other officers are paid by Saturna Capital, and not the Trust.

Saturna Brokerage Services, Inc. (a discount brokerage subsidiary of Saturna Capital Corporation) is a registered as a broker-dealer and acts as distributor without compensation.

Saturna Brokerage Services is the primary stockbroker used to effect portfolio transactions for Sextant Growth Fund and Sextant International Fund, and was paid $2,959 and $977, respectively in commissions at discount rates during the year ended November 30, 2004. The adviser has undertaken to waive all brokerage commissions charged by its affiliate in calendar 2005.

Note 4 -Federal Income Taxes
At November 30, 2004, Short-Term Bond had capital loss carryforwards of $33,945, of which $766 expires in 2005, $4,467 expires in 2007, $9,191 expires in 2008, $15,099 expires in 2009 and $4,422 expires in 2011; Bond Income had capital loss carryforwards of $33,841, of which $11,717 expires in 2005, $5,730 expires in 2007, $2,141 expires in 2009 and $14,253 expires in 2010; and International had capital loss carryforwards of $175,344, of which $1,110 expires in 2008, $72,857 expires in 2009, $70,706 expires in 2010 and $30,671 expires in 2011, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

For the year ended November 30, 2004, the undistributed net investment income on a tax basis for the Short-Term Fund, Bond Income Fund, Growth Fund, and International Fund was $0, $0, $1,177, and $2,020, respectively.

Note 5 -Investments
During the year ended November 30, 2004, Bond Income pur-chased $438,158 of securities and sold $0 of securities. Comparable figures for Short-Term Bond are $843,188 purchased $802,812 sold; for Growth $1,058,444 and $354,534; and for International, $263,949 and $121,344.

Note 6 -Distribution to shareholders:
The tax character of distributions paid during the year ended November 30, 2004 and 2003 were as follows:

2004
Short-Term Bond Fund, Ordinary income: $90,914
Bond Income Fund, Ordinary income: $111,643
Growth Fund, Ordinary income: $4,622; Capital gains: $60,280
International Fund, Ordinary income: $5,876

2003
Short-Term Bond Fund, Ordinary income: $101,962
Bond Income Fund, Ordinary income: $97,200
Growth Fund, Ordinary income: -; Capital gains: -
International Fund, Ordinary income: $7,547

(continued on next page)

November 30, 2004 Annual Report	31

Note 6 -continued

As of November 30, 2004, components of distributable earnings on a tax basis were as follows:

	Short-Term Bond	Bond Income	Growth	International
Cost of investments	$1,911,482	$2,379,701	$3,233,895	$1,245,498
Gross tax unrealized appreciation	$21,029	$168,333	$2,292,268	$781,803
Gross tax unrealized depreciation	(15,680)	(7,805)	(221,702)	(89,278)
Net tax unrealized appreciation	$5,349	$160,528	$2,070,566	$692,525
Undistributed ordinary income	—	—	1,177	2,020
Undistributed long-term capital gain (loss)	(33,945)	(33,841)	—	(175,344)
Total distributable earnings	(33,945)	(33,841)	1,177	(173,324)
Total accumulated earnings/(losses)	$ (28,596)	$126,687	$2,071,743	$519,201

RENEWAL OF INVESTMENT ADVISORY CONTRACTS (unaudited)

On September 20, 2004, the trustees of Saturna Investment Trust approved continuation of the four Sextant Fund investment advisory and administrative services agreements with Saturna Capital Corporation. In doing so, the Board considered a number of factors and made specific determinations relevant to that approval.

In addition to information provided throughout the year, the trustees utilized a comparison of performance and fees of all funds in each of the Sextant Morningstar categories. The trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contracts.

In their review, the trustees noted that the Funds offer a full range of high-quality investor services. An important factor in the consideration by the trustees was the adviser’s ability and commitment to internally perform shareowner servicing, administration, accounting, marketing and distribution to maintain quality servicing at a reasonable expense.

The trustees found that the investment performance of each of the Funds, both in absolute numbers and relative to funds in their Morningstar categories, was good. This was confirmed by their current Morningstar ratings.

The trustees reviewed the fees and expenses of the Funds. They noted that the performance-based advisory fees are unusual in the industry and very fair and reasonable to shareowners. They considered the fees charged by the adviser to other kinds of accounts and the different services provided to those accounts. In addition, the trustees found the expense ratios less than those of similar funds and to be advantageous to shareowners given the sizes of the funds, services provided and expenses incurred. They took into consideration the adviser’s avoidance of operational problems, such as those publicized at other mutual funds in the last year. They noted that various Fund expenses, outside the adviser’s control, were rising due to new mutual fund industry regulations.

The trustees found that the Sextant Funds continue to operate at a substantial cost to the adviser. They know the adviser is relatively small, operates roughly at break-even, and has a dedicated staff working at considerably less than standard industry compensation levels. The trustees agreed that given the small size of the Funds, the fall-out benefits (such as discount brokerage commissions earned by Saturna Brokerage Services) were not significant.

32	November 30, 2004 Annual Report

Trustees and Officers (unaudited)
Name and (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
A. Herbet Ershig (66) 22 Shorewood Drive Bellingham, WA 98225	Independent Trustee since 1997	President (now retired), Ershigs, Inc. (industrial fabrication)	Five	None
Gary A. Goldfogel (46) 1500 N. State Street Bellingham, WA 98226	Independent Trustee since 1995	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	Five	None
John E. Love (72) 1002 Spokane Street Garfield, WA 99130	Chairman; Independent Trustee since 1987	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Five	None
John S. Moore (73) 346 Bayside Road Bellingham, WA 98225	Independent Trustee since 1993	Professor (now retired), College of Business and Economics, Western Washington University	Five	None
INTERESTED TRUSTEES
Nicholas F. Kaiser, CFA (58) 1300 N. State Street Bellingham, WA 98225	President; Trustee* since 1989	President, Saturna Capital Corporation President, Saturna Brokerage Services	Seven	Amana Mutual Funds Trust
OFFICERS WHO ARE NOT TRUSTEES
Phelps S. McIlvaine (51) 1300 N. State Streeet Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation Treasurer, Saturna Brokerage Services	N/A	N/A
Chrisopher R. Fankhauser (32) 1300 N. State Street Bellingham, WA 98225	Treasurer* since 2002	Manager of Operations, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome (32) 1300 N. State Street Bellingham, WA 98225	Secretary* since 2001	Corporate Administrator, Saturna Capital Corporation [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A
James D. Winship (56) 5406 Diamond Place NE Bainbridge Island, WA 98110	Chief Compliance Officer* since 2004	Corporate Administrator, Saturna Capital Corporation [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A

Term of Office: Each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust’s Statement of Additional Information, available without charge by calling Saturna Capital at 800-SATURNA, includes additional information about the Trustees.

On November 30, 2004, the trustees, officers and their immediate families as a group owned 18%, 26.7%, 15.2% and 29% of the outstanding shares of Bond Income, Short-Term Bond, Growth and International Funds, respectively.

Saturna Capital Corporation is the Trust’s adviser and Saturna Brokerage Services, Inc. is the Trust’s distributor.

Mr. Kaiser is an interested person of the Trust by reason of his positions with the Trust’s adviser and distributor, and the primary manager of the Sextant Growth Fund and Sextant International Fund.

Mr. McIlvaine is the primary manager of the Sextant Bond Income Fund and Sextant Short-term Bond Fund.

† Holds same position with Amana Mutual Funds Trust.

November 30, 2004 Annual Report	33

Availability of Sextant Portfolio Information (unaudited)

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
(2) The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov., and at www.saturna.com.
(3) The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at http://www.saturna.com.

Availability of Proxy Voting Information (unaudited)

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800 728-8762 (b) on the Funds’ website at http://www.saturna.com; and (c) on the SEC’s website at http://www.sec.gov.
(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800 728-8752; (b) on the Funds’ website at http://www.saturna.com; and (c) on the SEC’s website at http://www.sec.gov.

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance to you in maintaining the privacy of your financial information. To that end, we want to assure you that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 800 / SATURNA.

34	November 30, 2004 Annual Report

MORNINGSTAR

*Source: Morningstar 11/30/04. Past performance does not guarantee future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.

Sextant International was 116th of 391 Foreign Large Blend funds in the last 3 years and 11th of 284 funds in the last 5 years. With respect to these Foreign Large Blend funds, Sextant International received a Morningstar Rating of 3 and 4 stars for the 3- and 5- year periods, ended 11/30/04 respectively.

Sextant Growth was 137th of 637 Mid-Cap Growth funds in the last 3 years, 99th of 424 funds in the last 5 years, and 44th of 159 funds in the last 10 years. With respect to these Mid-Cap Growth funds, Sextant Growth received a Morningstar Rating of 4, 4, and 4 stars for the 3-,5-, and 10- year periods, ended 11/30/04 respectively.

Sextant Short-Term Bond was 43rd of 217 Short-Term Bond funds over the last 3 years and 52nd of 174 funds in the last 5 years. With respect to these Short-Term Bond funds, Sextant Short-Term received a Morningstar Rating of 4 and 4 stars for the 3- and 5- year periods, ended 11/30/04 respectively.

Sextant Bond Income was 26th of 55 Long-Term Bond funds in the last 3 years, 23rd of 39 funds in the last 5 years, and 12th of 18 funds in the last 10 years. With respect to these Long-Term Bond funds, Sextant Bond Income received a Morningstar Rating of 3, 2 and 2 stars for the 3, 5 and 10 year periods, ended 11/30/04 respectively.

November 30, 2004 Annual Report	35

Web: http://www.saturna.com
E-mail: sextant@saturna.com

(logo)

SATURNA CAPITAL
Mutual Funds
1300 N. State Street
Bellingham WA 98225-4370

800/SATURNA
(800/728-8762)
888/732-6262 for automated assistance,
including fund prices

This report is issued for the information of the shareoweners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

(graphic omitted)

SEXTANT Mutual Funds

SHORT-TERM BOND BOND INCOME GROWTH INTERNATIONAL ANNUAL REPORT November 30, 2004 Saturna Brokerage Services, Distributor .

36	November 30, 2004 Annual Report

Idaho Tax-Exempt Fund

November 30, 2004 Report

Fellow Shareowners:

For the fiscal year ending November 30, 2004, Idaho Tax-Exempt Fund provided a total return of +2.29%. The net asset value was $5.39 per share compared to $5.46 one year ago and $5.29 in our May semi-annual report. Total Fund assets grew 10%, to a record $8.47 million.

In 2004, two major forces clashed in the bond market. At the short end, the Federal Reserve decided to “"normalize" short-term rates and pushed up the Fed Funds rate from 1.00% to 2.25%. This reduces a financial stimulus no longer needed by an increasingly healthy economy. At the long end, domestic productivity gains and globalization overwhelmed the impact of the weak US dollar and rising prices for commodities and energy. US inflation remains so well contained that long-term tax-exempt bond rates actually fell slightly for the year. The yield curve flattened and long maturities outperformed shorter maturities.

One year ago, we correctly forecast rising short-term interest rates. But we underestimated the deflationary pressures from increased trade between China, Japan and the US. While inflation has increased recently, it remains well-contained. The remarkable stability of long-term rates in the face of such a weak US currency and strong energy prices is unusual.

Looking ahead, we remain concerned about the prospects for higher inflation. Management intends to limit the weighted average maturity of the Fund to reduce downside price risk. Conservative investors choose the Idaho Tax-Exempt Fund for high-quality tax-free municipal bonds and low price volatility. For 2005, capital preservation will continue as a major Fund objective, and investors may wish to reallocate assets from riskier sectors such as common stocks. We do expect another year of positive real returns in 2005.

The State of Idaho continues to do well financially. Adjusted for inflation, Idaho's gross state product 5.8% annual growth rate between 1998 and 2002 (the latest year for which inflation-adjusted data are available) ranked it Number 1 (more than twice the 2.7% U.S. average). Firms in the important electronics, agriculture and construction industries are prosperous. According to Moody's Investors Service, which just upgraded its credit, “Idaho increased its tax supported debt per capita to $115 in 2003 from $83 in 2002, yet still ranks 49th (out of 50 states).” The State budget remains in balance, and fiscal discipline and pro-business policies give the State a sharp competitive edge.

We invite you to review the advantages of the Idaho Tax-Exempt Fund, including low expenses, income free from Idaho and federal income taxes, a high-quality diversified bond portfolio and daily supervision by professional managers. We welcome your suggestions. Only with your help can we be certain that we are meeting your investment needs —- our primary objective.

Nicholas Kaiser,	Phelps McIlvaine,
President	Vice President, Portfolio Manager

January 4, 2005

November 30, 2004 Annual Report	29

INVESTMENTS
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage
			As of November 30, 2004
	Electric Power
AAA	Idaho Falls Electric Revenue	6.75% due 4/1/2019	$155,000	$159,548	1.9%

	Financial Services
AAA	Boise City General Fund Revenue	5.20% due 12/1/2017	160,000	174,882	2.1%
AAA	"	5.25% due 12/1/2018	100,000	109,035	1.3%
	SUB-TOTAL		260,000	283,917	3.4%

	General Obligations
AA-	Ada & Canyon Counties JSD #2	5.50% due 7/30/2011	175,000	198,218	2.3%
AA-	"	5.50% due 7/30/2015	100,000	114,347	1.3%
AAA	Adams County	5.00% due 8/1/2014	110,000	113,996	1.3%
A+	Bannock County Jail	5.05% due 9/1/2012	95,000	99,469	1.2%
AAA	Bannock County SD #25 Pocatello	5.20% due 8/1/2014	100,000	106,874	1.3%
A	"	5.25% due 8/1/2016	110,000	117,483	1.4%
A	"	4.90% due 8/1/2009	90,000	95,465	1.1%
AAA	Bingham County SCD #55 Blackfoot	4.65% due 8/1/2017	285,000	300,565	3.5%
AA-	Boise City ISD UTGO 1996	5.50% due 7/30/2016	150,000	155,994	1.8%
AA	Boise City ISD Rev. Ada & Boise	5.00 due 8/15/2014	100,000	110,469	1.3%
A	Boise County SD #73 Horshoe Bend	5.15% due 7/31/2010	125,000	131,620	1.6%
AAA	Boundary County SCD #101	4.05% due 8/1/2015	200,000	204,586	2.4%
AAA	"	5.10% due 8/1/2022	130,000	139,491	1.6%
AAA	Caldwell	5.30% due 5/15/2014	150,000	166,047	2.0%
AAA	Canyon County SCD #139 Valley View	4.05% due 8/15/2016	80,000	80,040	0.9%
AAA	Canyon County SD #131 Nampa	4.75% due 8/15/2019	325,000	339,479	4.0%
AAA	Canyon County SD #134 Middleton	4.65% due 7/31/2016	170,000	180,806	2.1%
A	Canyon County SD #135	6.00% due 8/1/2007	50,000	49,821	0.6%
AAA	Cassia & Twin Falls JSD #151	5.375% due 8/1/2013	85,000	89,063	1.1%
AAA	"	5.375% due 8/1/2015	75,000	78,585	0.9%
AAA	Clark County SD #161 Dubois	5.00 % due 8/1/2015	270,000	291,701	3.4%
AA	Idaho Housing and Finance Association	4.80% due 6/1/2017	100,000	106,286	1.3%
AAA	Kootenai County SD #273	5.00% due 7/30/2016	70,000	73,177	0.9%
AAA	Kuna Sch/Comm Library District	4.90% due 8/1/2013	75,000	80,448	0.9%
AAA	Lemhi County	4.20% due 8/1/2015	100,000	102,907	1.2%
AAA	Meridian Free Library District	5.00% due 8/1/2015	200,000	208,346	2.5%
AAA	Oneida County SCD #351 Malad City	4.00% due 8/15/2015	150,000	151,812	1.8%
AAA	Owyhee & Canyon Cos. JSD #370	4.55% due 8/15/2016	160,000	169,263	2.0%
AAA	Power & Cassia Cos. JSD #381	5.25% due 8/1/2012	60,000	65,644	0.8%
AAA	Teton County SD #401	5.50% due 8/1/2012	75,000	78,737	0.9%
	SUB-TOTAL		3,965,000	4,200,739	49.4%

	Housing
AA	Idaho Housing Agency	6.85% due 7/1/2012	20,000	20,029	0.2%
AA	"	6.15% due 7/1/2024	55,000	55,060	0.6%
AA+	"	6.60% due 7/1/2011	15,000	14,993	0.2%
AAA	Valley County Jail Project Ref.	4.70% due 8/1/2014	125,000	129,791	1.5%
	SUB-TOTAL		215,000	219,873	2.5%

30	November 30, 2004 Annual Report

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage

	Medical/Hospitals
AAA	Idaho Health Facility Holy Cross Rev Ref	5.25% due 12/1/2011	$65,000	$69,783	0.8%
AAA	Idaho Health Facility Auth Rev Ref	5.25% due 12/1/2014	110,000	118,020	1.4%
AAA	Idaho Health Facility Auth. Corp	5.00% due 12/1/2022	115,000	118,559	1.4%
AAA	Madison Hospital COP	5.00% due 12/1/2018	105,000	112,418	1.3%
	SUB-TOTAL		395,000	418,780	4.9%

	Pollution Control
AAA	Idaho Bond Bank Authority Rev	4.30% due 9/1/2022	135,000	132,200	1.6%

	Real Estate
AAA	Boise City Urban Renewal Agency Pk Rev & RA	5.00% due 9/1/2012	65,000	70,392	0.8%
AAA	Idaho State Building Association	5.05% due 9/1/2018	95,000	101,256	1.2%
AAA	Idaho State Building Authority	5.00% due 9/1/2021	100,000	105,143	1.2%
A	Jerome Urban Renewal District	5.40% due 9/1/2013	200,000	206,882	2.5%
	SUB-TOTAL		460,000	483,673	5.7%

	Roads
A	Payette L.I.D. #89-1	7.60% due 5/1/2005	30,000	29,851	0.4%
A	Post FallsL.I.D. #91-4	7.95% due 4/15/2005	20,000	19,898	0.3%
A	"	7.95% due 4/15/2006	20,000	19,891	0.3%
A	"	7.95% due 4/15/2007	20,000	19,891	0.3%
	SUB-TOTAL		90,000	89,531	1.3%

	State Education
AAA	Boise State University Revs-Ref.	5.10% due 4/1/2014	300,000	324,273	3.8%
AAA	Idaho State University Building Authority	4.00% due 9/1/2016	105,000	104,757	1.2%
AAA	Idaho State University Ref & I mpt	4.90% due 4/1/2017	150,000	159,726	1.9%
AAA	Idaho State University Rev	4.625% due 4/1/2024	220,000	223,819	2.6%
AAA	University of Idaho	5.60% due 4/1/2015	185,000	198,295	2.3%
AAA	University of Idaho Student Fee Rev	5.25% due 4/1/2014	120,000	131,054	1.6%
	SUB-TOTAL		1,080,000	1,141,924	13.4%

	Sewer
A	Troy Sewer Revenue	7.70% due 2/1/2005	15,000	14,918	0.2%
A	"	7.80% due 2/1/2006	15,000	14,926	0.2%
A	"	7.90% due 2/1/2007	15,000	14,934	0.2%
A	"	8.00% due 2/1/2008	15,000	14,938	0.2%
A	"	8.00% due 2/1/2009	20,000	19,919	0.2%
A	"	8.00% due 2/1/2010	20,000	19,926	0.2%
	SUB-TOTAL		100,000	99,561	1.2%

	Urban Renewal
AAA	Boise City Urban Ren Agcy Lease Rev	5.875% due 8/15/2025	190,000	210,531	2.5%
AA	Pocatello Dev Auth Rev Al Tax Inc	5.15% due 3/1/2011	150,000	159,222	1.8%
	SUB-TOTAL		340,000	362,753	4.3%

November 30, 2004 Annual Report	31

Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value	Percentage
	Water Supply
AAA	Blackfoot COP Series 2000	5.80% due 9/1/2018	$135,000	$153,979	1.8%
AAA	Ketchum Water Revenue	4.75% due 9/1/2013	60,000	63,416	0.8%
AAA	McCall Water System	6.25% due 9/1/2008	200,000	212,606	2.5%
AAA	McCall Water System	6.375% due 9/1/2014	70,000	73,590	0.9%
AAA	Moscow Sewer Revenue	4.125% due 11/1/2008	165,000	172,662	2.0%
	SUB-TOTAL		630,000	676,253	8.0%

	Total Investments	(Cost = $7,975,044)	$7,825,000	$8,268,752	97.6%
	Other Assets (net of liabilities)			203,672	2.4%
	Total Net Assets			$8,472,424	100.0%
* These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's ratings.

FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout the year:	For Year Ended November 30,
	2004	2003	2002	2001	2000
Net asset value at beginning of year	$5.46	$5.37	$5.28	$5.13	$5.01
Income from investment operations
Net investment income	0.19	0.21	0.22	0.22	0.23
Net gains or losses on securities (both realized and unrealized)	(0.07)	0.09	0.09	0.15	0.12
Total from investment operations	0.12	0.30	0.31	0.37	0.35
Less distributions
Dividends (from net investment income)	(0.19)	(0.21)	(0.22)	(0.22)	(0.23)
Total distributions	(0.19)	(0.21)	(0.22)	(0.22)	(0.23)

Net asset value at end of year	$5.39	$5.46	$5.37	$5.28	$5.13

Total Return	2.29%	5.40%	5.98%	7.40%	7.28%

Ratios / Supplemental Data
Net assets ($000), end of year	$8,472	$7,692	$6,943	$6,650	$5,628
Ratio of gross expenses to average net assets
Before custodian fee waiver	0.95%	0.88%	0.88%	0.90%	0.94%
After custodian fee waiver	0.93%	0.85%	0.80%	0.79%	0.80%
Ratio of net investment income to average net assets	3.56%	3.78%	4.14%	4.21%	4.69%

Portfolio turnover rate	15%	6%	11%	13%	14%

(The accompanying notes are an integral part of these financial statements)

32	November 30, 2004 Annual Report

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2004

Assets
Bond investments (cost $7,975,044)	$8,268,752
Cash	388,588
Interest receivable	114,620
Insurance Reserve Premium	800
Total Assets		$8,772,760

Liabilities
Payable for securities purchased	287,326
Other Liabilities	11,853
Due to affiliates	1,157
Total Liabilities		300,336

Net Assets		$8,472,424

Fund Shares Outstanding		1,571,241

Analysis of Net Assets
Paid in Capital (unlimited shares authorized, without par value)	8,213,185
Accumulated net realized loss	(34,469)
Unrealized net appreciation to on investments	293,708
Net Assets applicable to Fund shares outstanding		$8,472,424
Net Asset Value, Offering and Redemption price per share		$5.39

(The accompanying notes are an integral part of these financial statements)

November 30, 2004 Annual Report	33

STATEMENT OF OPERATIONS

		For the year ended November 30, 2004
Investment income
Interest income		$373,295
Amortization of bond premium		(20,303)
Accretion		1,277
	Gross investment income		$354,269

Expenses
Investment adviser and administration fees		39,632
Audit fees		9,446
Legal fees		6,285
Insurance		5,732
Shareholder service fee		4,141
Custodian fees		4,134
Printing and postage		2,158
Trustees fees		1,784
Filing and registration fees		1,021
Other expenses		554
Total gross expenses		74,887
Less custodian fees waived		(1,647)
Net expenses			73,240
	Net investment income		281,029
Net realized loss on investments
Proceeds from sales		1,106,449
Less: cost of securities sold (based on identified cost)		1,119,919
	Realized net loss		(13,470)
Unrealized gain on investments
End of year		293,708
Beginning of year		370,360
Decrease in unrealized gain for the year			(76,652)
	Net realized and unrealized loss		(90,122)
Net increase in net assets resulting from operations			$190,907

(The accompanying notes are an integral part of these financial statements)

34	November 30, 2004 Annual Report

STATEMENT OF CHANGES IN NET ASSETS
	Year ended	Year ended
	Nov. 30, 2004	Nov. 30, 2003
INCREASE IN NET ASSETS
From Operations
Net investment income	$281,029	$276,090
Net realized gain (loss) on investments	(13,470)	10,663
Net increase (decrease) in unrealized appreciation	(76,652)	94,455
Net increase in net assets	190,907	381,208

Dividends to shareowners from
Net investment income	(281,029)	(276,090)

From fund share transactions
Proceeds from sales of shares	1,610,976	1,140,412
Value of shares issued in reinvestment of dividends	223,255	216,574
	1,834,115	1,356,986
Cost of shares redeemed	(963,286)	(713,555)
Net increase in net assets	870,945	643,431
Total increase in net assets	$780,707	$748,549

NET ASSETS
Beginning of year	7,691,717	6,943,168
End of year	$8,472,424	$7,691,717

Shares of the fund sold and redeemed
Number of shares sold	298,944	209,181
Number of shares issued in reinvestment of dividends	41,311	39,726
	340,255	248,907
Number of shares redeemed	(178,689)	(131,040)
Net increase in number of shares outstanding	161,566	117,867

(The accompanying notes are an integral part of these financial statements)

November 30, 2004 Annual Report	35

Discussion of Fund Performance
(unaudited)

FISCAL YEAR 2004
For the year ending November 30, 2004, Idaho Tax Exempt Fund returned 2.29%. At November 30, 2004, the Fund held Morningstar's† overall “4-star” rating (judged against 227 funds in the Muni Single State Intermediate-term category, overall). At fiscal year end, the thirty-day SEC current yield was 2.93%, down from 3.20% one year ago. The Fund's net assets grew 10% during the year, as they also did the year before. Consistent with the Fund's conservative investment philosophy, the Fund's price ranged between $5.25 and $5.46 per share (a 4.0% variation from low to high).

.
Average Annual Total Returns
1 year	5 years	10 years
2.44%	5.89%	5.81%
Performance data for calendar years ended 12/31/2004. Performance data quoted represents past performance and investment return and principal value of investment will fluctuate so that an investor’s shares, when redeemed maybe worth more or less than their original cost.

FACTORS AFFECTING PAST PERFORMANCE
In 2004, rising prices of commodities and energy, the record trade and budget deficits and a weak US dollar all predicted a significant rise in US inflation. Typically domestic bond investors respond to such forces by demanding higher interest rates to compensate for the loss of purchasing power.

Ratings established	By Advisor	By Standard & Poor's	By Moody's Investor Services
AAA	71.8%	38.4%	60.9%
AA	9.5%	8.9%	4.6%
A	16.4%	4.0%	3.7%
unrated	--	46.5%	28.6%
cash	2.2%	2.2%	2.2%

For the year, short–term AAA general obligation yields did rise 0.50% to 0.90%, but ten-year AAA general obligation yields were unchanged. This means short-term securities underperformed long-term securities and the Fund’s conservative short average maturity hindered its total return. The average maturity of the Fund is the most important factor affecting principal values in the portfolio. The Fund average maturity is now 5.59 years, up from 5.33 years last November. Under normal conditions, the Fund’s average maturity is in the six to fifteen year range. The shorter maturity results from management’s cautious outlook.

Idaho’s high state income taxes create a substantial appetite among residents for tax-exempt bonds. The imbalance between the demand for and the supply of issues is an important element in the performance of Idaho paper in both bull and bear markets. High-grade municipal bonds generally outperform US Treasurys in periods of rising rates and underperform in periods of falling rates. We expect this low relative volatility to continue.

*Source: Morningstar 11/30/04. Past performance does not guarantee future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. The following are percentile rankings where 1 is best and 100 is worst. Idaho Tax-Exempt ranked 48 of 227 Muni Single State Intermediate-term funds over the last 3 years, 44 against 201 funds over the last 5 years, and 60 against 122 funds in the last 10 years. With respect to these numbers of Muni Single-State Intermediate-term funds, Idaho Tax-Exempt received a Morningstar rating of 4, 4, and 3 stars for the 3-, 5-, and 10- year periods, ended 11/30/04 respectively.

(The accompanying notes are an integral part of these financial statements)

36	November 30, 2004 Annual Report

Discussion of Fund Performance (continued) [unaudited]

LOOKING FORWARD
In 2004, we expect the US economy to grow 2%-4% and corporate profits to increase 7%-14%. The Federal Reserve Bank will push short-term rates up toward 3.5%. We expect ten-year AAA Idaho municipal yields to rise from 3.6% % to 4.5%. But if the US looses debt funding from abroad, rates in the US could rise sharply. The Fund could have an opportunity to buy higher yielding bonds and extend its maturity.

Strong competition between municipal bond insurers and the Idaho School Bond Guarantee Program will reduce availability of new issue non-rated paper. The yield advantage of quality uninsured paper can be attractive, but the supply has dwindled to a trickle. 6.9% of the portfolio remains invested in non-rated paper, down from 7.9%, the result of several issuers maturing. Credit quality of other non-rated issuers owned by the Fund remains secure.

COMPARISON TO INDEX
The graph below compares the Fund's performance to the performance of the Lehman Brothers Composite Municipal Bond Index, a broad-based municipal bond market index. Though the Fund does not try to “"beat"” any index, the Fund's returns, considering the lower price fluctuation, compare well to that of the Lehman Index for the fiscal year. Note that this graph compares an unmanaged, expense free index to an actively managed fund that has transaction and other operational costs. The Fund also stands ready to buy and sell its own securities to shareowners on a daily basis, as well as providing a wide range of services to them.

The graph shows that $10,000 invested in the Idaho Tax Exempt Fund on 11/30/94 would have grown to $17,785 at the end of November 2004. If $10,000 could have been invested in the Lehman Brothers Composite Municipal Bond Index on 11/30/94, it would have grown to $19,969.

Idaho Tax Exempt Bond Fund vs. Lehman Composite
Municipal Bond Index (unaudited)

Fund Average Annual Returns
One Year 2.29%
Five Year 5.70%
Ten Year 5.79%

(graphic omitted)

November 30, 2004 Annual Report	37

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization
Saturna Investment Trust, (the “Trust”) was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the “Fund”). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

The investment objective of the Fund is to provide income free from federal income, federal alternative minimum and Idaho state income taxes, with a secondary objective of capital preservation.

Note 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund.

Security valuation:
Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, yield, call features and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under fair value policies established by the Trustees. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the State of Idaho.

Income taxes:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareowners. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Dividends are paid daily and distributed on the last business day of each month. Shareowners electing to reinvest dividends and

Interest income is increased by accretion only for bonds underwritten as original issue discounts. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

distributions purchase additional shares at the net asset value on the payable date.

Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:
The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date.
Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities.
Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Note 3 - Transactions with Affiliated Persons
Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund’s business. For such services, the Fund pays an annual fee equal to .50% of average daily net assets. For the year ended November 30, 2004, the Fund incurred advisory fee expenses of $39,632.

In accordance with the Fund’s agreement with its custodian, National City Bank of Indiana, for the year ended November 30, 2004, custodian fees incurred by the Fund amounted to $4,134. The custodian waived $1,647 of its fees for earnings credits.

Saturna Brokerage Services, Inc. (a subsidiary of Saturna Capital Corporation) is a broker-dealer and acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing agent for the Fund, for a monthly fee plus certain expenses. For the year ended November 30, 2004, the Fund paid shareholder servicing

38	November 30, 2004 Annual Report

fees of $4,141.
One trustee, who also serves as the president of the Trust, is a director and president of the Adviser. On November 30, 2004, the trustees, officers and their immediate families as a group owned 0.05% of the outstanding shares of the Fund.
The four unaffiliated trustees receive $200 per Board or committee meeting attended, plus travel expenses, allocated pro-rata to the five Funds of Saturna Investment Trust. The Trust paid the Independent Trustees $2,400 to attend meetings during the fiscal year. New regulations in 2004 required the Trust to designate a Chief Compliance Officer; Mr. Winship was retained by the Trust and paid $6,250 during the fiscal year. The other officers are paid by Saturna Capital, and not the Trust.

Note 4 - Federal Income Taxes
At November 30, 2004, Idaho Tax-Exempt had capital loss carryforwards of $34,469 of which $20,999 expire in 2008 and $13,470 expire in 2012, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

Note 5 - Investments
During the year ended November 30, 2004, the Fund purchased $2,018,602 of securities and sold/matured $1,106,449 of securities.

Distributions to shareowners:
The tax character of distributions paid during the years ended November 30, 2004 and 2003 were as follows:

2004
Tax-Exempt Income: $280,630
Taxable Income: $399

2003
Tax-Exempt Income: $276,090
Taxable Income: -

As of November 30, 2004 the components of capital on a tax basis were as follows:

Cost of investments(a): $7,975,044
Gross unrealized appreciation: 314,233
Gross unrealized depreciation: (20,525)
Net unrealized appreciation: $293,708
Undistributed ordinary income: -
Capital loss carryforward: (34,469)
Total distributable earnings: $(34,469)

Total accumlated earnings/losses: $259,239

(a) At November 30, 2004, the basis of investments for federal income tax purposes does not differ from the cost of financial reporting purposes.

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance to you in maintaining the privacy of your financial information. To that end, we want to assure you that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with regulations to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 800 / SATURNA.

November 30, 2004 Annual Report	39

EXPENSES (unaudited)

As an Idaho Tax-Exempt mutual fund shareowner, you incur ongoing costs, including management fees and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. Nor do you incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires.

EXAMPLE
The exampleis based on an investment of $1,000 invested at the beginning of the fiscal year and held for the entire year [Friday, November 28, 2003 to Tuesday, November 30, 2004].

ACTUAL EXPENSES
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $9,400 account value divided by $1,000 = 9.4), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The Fund also charges the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no IRA fees with the Idaho Tax-Exempt Fund), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund do not have any such transactional costs). Therefore, the second line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

IDAHO TAX-EXEMPT FUND

	Beginning Account Value [Friday, November 28, 2003]	Ending Account Value [Tuesday, November 30, 2004]	Expenses Paid During Period*
Actual (2.29% return after expenses)	$1,000	$1,022.90	$9.31
Hypothetical (5% return before expenses)	$1,000	$1,040.80	$9.39

* Expenses are equal to Idaho Tax-Exempt Fund’s annualized expense ratio of 0.92% (based on the most recent semi-annual period of June 1, 2004 through November 30, 2004), multiplied by the average account value of $1,011.45 over the period.

40	November 30, 2004 Annual Report

REPORT of
REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Shareowners and Board of Trustees
Idaho Tax-Exempt Fund

We have audited the accompanying statement of assets and liabilities of the Idaho Tax-Exempt Fund, a series of shares of the Saturna Investment Trust, including the schedules of investments as of November 30, 2004, and the related statements of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and broker. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ signature
Tait, Weller & Baker

Philadelphia, Pennsylvania
December 17, 2004

November 30, 2004 Annual Report	41

Trustees and Officers (unaudited)
Name and (age) Address	Position(s) held with Trust and Length of Time Served	Principal Occupation(s) during past 5 Years	Number of Portfolios in Fund Complex overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
A. Herbet Ershig (66) 22 Shorewood Drive Bellingham, WA 98225	Independent Trustee since 1997	President (now retired), Ershigs, Inc. (industrial fabrication)	Five	None
Gary A. Goldfogel (46) 1500 N. State Street Bellingham, WA 98226	Independent Trustee since 1995	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	Five	None
John E. Love (72) 1002 Spokane Street Garfield, WA 99130	Chairman; Independent Trustee since 1987	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Five	None
John S. Moore (73) 346 Bayside Road Bellingham, WA 98225	Independent Trustee since 1993	Professor (now retired), College of Business and Economics, Western Washington University	Five	None
INTERESTED TRUSTEES
Nicholas F. Kaiser, CFA (58) 1300 N. State Street Bellingham, WA 98225	President; Trustee* since 1989	President, Saturna Capital Corporation President, Saturna Brokerage Services	Seven	Amana Mutual Funds Trust
OFFICERS WHO ARE NOT TRUSTEES
Phelps S. McIlvaine (51) 1300 N. State Streeet Bellingham, WA 98225	Vice President since 1994	Vice President, Saturna Capital Corporation Treasurer, Saturna Brokerage Services	N/A	N/A
Chrisopher R. Fankhauser (32) 1300 N. State Street Bellingham, WA 98225	Treasurer since 2002	Manager of Operations, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome(32) 1300 N. State Street Bellingham, WA 98225	Secretary since 2001	Corporate Administrator, Saturna Capital Corporation [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A
James D. Winship, Esq. (56) 5406 Diamond Place NE Bainbridge Island, WA 98110	Chief Compliance Officer* since 2004	Attorney Adjunct Professor, University of Washington and Seattle Pacific University (1999-2003)	N/A	N/A
Term of Office: Each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Fund’s Statement of Additional Information, available without charge by calling Saturna Capital at 800-SATURNA, includes additional information about the Trustees.

Saturna Capital Corporation is the Fund’s adviser and Saturna Brokerage Services, Inc. is the Fund’s distributor.

Mr. Kaiser is an interested person of the Fund by reason of his positions with the Fund’s adviser and distributor.

Mr. McIlvaine is the primary manager of the Idaho Tax-Exempt Fund.

*Holds same position with Amana Mutual Funds Trust.

42	November 30, 2004 Annual Report

RENEWAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

On September 20, 2004, the trustees of Saturna Investment Trust approved continuation of Idaho Tax-Exempt Fund’s investment advisory and administrative services agreement with Saturna Capital Corporation. In doing so, the board considered a number of factors and made specific determinations relevant to that approval.

In addition to information provided throughout the year, the trustees utilized a comparison of performance and fees of the Fund with the other Idaho tax-exempt mutual funds. The trustees found such information helpful in establishing expectations regarding the performance of the adviser and whether to continue the advisory contract.

In their review, the trustees noted that the Fund offers a full range of high-quality investor services. An important factor in the consideration by the trustees was the adviser’s ability and commitment to internally perform shareowner servicing, administration, accounting, marketing and distribution to maintain quality servicing at a reasonable expense.

The trustees found that the investment performance of the Fund was good. The board took into consideration the investment objectives and policies of the Fund.

The trustees reviewed the fees and expenses of the Fund. They noted that the adviser’s fees are customary, fair and reasonable to shareowners. They considered the fees charged by the adviser to other kinds of accounts and the different services provided to those accounts. In addition, the trustees found the expense ratio was less than that of the other Idaho tax-exempt fund and to be advantageous to shareowners given the sizes of the funds, services provided and expenses incurred. They took into consideration the adviser’s avoidance of operational problems, such as those publicized at other funds in the last year. They noted that various Fund expenses, outside the adviser’s control, were rising due to new mutual fund industry regulations.

The trustees found that the Fund continues to operate at a substantial cost to the adviser. They know the adviser is relatively small, operates roughly at break-even, and has a dedicated staff working at considerably less than standard industry compensation levels. The trustees did not find any fall-out benefits from the Fund to the adviser.

AVAILABILITY OF FUND PORTFOLIO INFORMATION (unaudited)

(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
(2) The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov., and at www.saturna.com.
(3) The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at http://www.saturna.com.

November 30, 2004 Annual Report	43

Web: http://www.saturna.com
E-mail: idaho@saturna.com

(logo)
SATURNA CAPITAL
Mutual Funds

1300 N. State Street
Bellingham, WA 98225-4730

800/SATURNA
(800/728-8762)
888/732-6262 for automated assistance,
including fund prices

This report is issued for the information of the shareowners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust.

(graphic omitted) I D A H O TAX-EXEMPT FUND ANNUAL REPORT November 30, 2004 Saturna Brokerage Services, Distributor

44	November 30, 2004 Annual Report

Item 2. Code of Ethics.
Registrant has adopted a code of ethics and is included with this submission as Exhibit (a).

Item 3. Audit Committee Financial Expert.
(a) (1) (i) The Trustees of Saturna Investment Trust determined, at their quarterly meeting of September 25, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.
(a) (2) (ii) Mr. John Moore, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ending November 30, 2004 and 2003, the aggregate audit fees billed for professional services rendered by the principal accountant were $23,000, for each year.

(b) Audit-Related Fees
For the fiscal years ending November 30, 2004 and 2003, the aggregate audit-related fees were $15,500 for each year. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds’ Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees
For the fiscal years ending November 30, 2004 and 2003, the aggregate tax fees billed for professional services rendered by the principal accountant were $7,500 for each year. Service includes preparation of the Funds’ federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2004 and 2003.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

D. Oversight of Independent Auditors
3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

November 30, 2004 Annual Report	45

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.
The registrant has designated the independent members of the Saturna Investment Trust board of directors as the audit committee. The members are: Herbert Ershig, Gary Goldfogel, John Love, and John Moore.

Item 6. Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 29, 2004, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment TrustFunds Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits
Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.
(1) Nicholas Kaiser, President, Saturna Investment Trust
(2) Christopher Fankhauser, Treasurer, Saturna Investment Trust

46	November 30, 2004 Annual Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
Nicholas Kaiser, President

Date: January 28, 2005

By:

/s/ Christopher Fankhouser
Christopher Fankhouser, Treasurer

Date: January 28, 2005

November 30, 2004 Annual Report	47